- -------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

         (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED
                  FLOATING RATE CERTIFICATES, SERIES 1996-AFF1


                 Salomon Brothers Mortgage Securities VII, Inc.

             (Exact name of registrant as specified in its charter)


            Delaware                   33-84924            13-3439681
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

Seven World Trade Center
New York, New York                                          10048
(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-7000


- ------------------------------------------------------------------------------

Item 1, Items 3 through 6, and Item 8 are not included because they are not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On March 29, 1996, a single series of asset-backed floating rate certificates, entitled Salomon Brothers Mortgage Securities VII, Inc. Asset-Backed Floating Rate Certificates, Series 1996-AFF1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of March 1, 1996 (the "Cut-off Date"), among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Registrant"), First Nationwide Mortgage Corporation, Norwest Bank Minnesota, N.A., and Securitized Asset Services Corporation, as master servicers, The Chase Manhattan Bank, N.A., as trustee, and MBIA Insurance Corporation, as certificate insurer. The Certificates consist of two classes (each, a "Class") of Certificates, designated as the Class A-1 Certificates (the "Offered Certificates") and the Class R Certificates (the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of conventional, one- to four-family, adjustable-rate, first lien mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of $229,670,666.

                  The Mortgage Loans were acquired by the Registrant from Salomon Brothers Realty Corp. (the "Seller") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 27, 1996 (the "Purchase Agreement"), between the Registrant and the Seller. The Certificates were sold by the Registrant to Salomon Brothers Inc (the "Underwriter") pursuant to an underwriting agreement, dated as of March 27, 1996 (the "Underwriting Agreement"), between the Registrant and the Underwriter.

                  The Certificates have the following initial Certificate Balances and initial PassThrough Rates:

                                   Initial                         Initial
                                 Certificate                    Pass-Through
  Class                            Balance                         Rate(1)

    A-1                        $225,651,429.00                    5.31675%
    R                            $4,019,237.00                      N/A(2)

- --------------------------
(1) The Pass-Through Rate for the Class A-1 Certificates is variable and subject to change.
(2)      The Class R Certificates do not bear interest.

                  The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 25, 1995, and the Prospectus Supplement, dated March 27, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                           EXHIBIT NO.                        DESCRIPTION

                               4.1                   Pooling and Servicing Agreement, dated as of March 1, 1996, attached hereto as Exhibit 4.1, among Salomon Brothers
                                                     Mortgage Securities VII, Inc. as depositor, First Nationwide
                                                     Mortgage Corporation, Norwest Bank Minnesota, N.A. and
                                                     Securitized Asset Services Corporation as master servicers,
                                                     The Chase Manhattan Bank, N.A. as trustee, and MBIA Insurance
                                                     Corporation as certificate insurer, relating to Asset-Backed
                                                     Floating Rate Certificates, Series 1996- AFF1.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.



                                         By:    /s/ SUSAN WOODBURY
                                         Name:  Susan Woodbury
                                         Title: Assistant Vice President


Dated:  April 11, 1996

                                Index To Exhibits

                                                                                             Sequentially
  Exhibit No.                               Description                                       Numbered Page


    4.1 Pooling and Servicing Agreement, dated as of March 1, 1996, attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities
                  VII, Inc. as depositor, First Nationwide Mortgage
                  Corporation, Norwest Bank Minnesota, N.A., and
                  Securitized Asset Services Corporation as master servicers, The Chase Manhattan Bank, N.A., as trustee, and MBIA Insurance Corporation as certificate insurer relating to Asset-Backed
                  Floating Rate Certificates, Series 1996-AFF1.